Income Taxes - Summary of Components of The Provision (Benefit) For Income Taxes (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Current:
U.K.	$ 0	$ 0	$ 0
Foreign	1,827	1,708	47
Current tax expense	1,827	1,708	47
Deferred:
U.K.	0	(13,618)	1,650
Foreign	(113)	209	116
Deferred tax expense (benefit)	(113)	(13,409)	1,766
Total	$ 1,714	$ (11,701)	$ 1,813